                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                    /s/ J. Mahlon Buck, Jr.
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                   /s/ William F. Drake, Jr.
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                    /s/ Frederick S. Hammer
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                /s/ Barbara Barnes Hauptfuhrer
                                        SIGNED: _______________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                        /s/ Ray B. Mundt
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                      /s/ Paul C. O'Neill
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                      /s/ Robert H. Potts
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                      /s/ Rogelio G. Sada
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                         /s/ William J.
                                                        Scharffenberger
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                     /s/ James W. Stratton
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 14th day of February, 1994.

                                                       /s/ John E. Stuart
                                          SIGNED: _____________________________